FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                         U.S. Micro-Cap Fund Semi-Annual Report | April 30, 2001

                               [GRAPHIC OMITTED]

                                                     [LOGO] fremont
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO]

Dear Fremont Fund Shareholders,

In an internal research report titled "Sorting Through the Graveyard of Expectations", I tried to put the stock market's recent problems in perspective. I pointed out that Wall Street (and its accomplices in the media) tend to respond to the most recent economic and market data by extrapolating it out to infinity. If the economy slows, it is headed for recession. If corporate earnings trend lower, they are about to evaporate. If the market is falling, it's about to crash. In reality, things are rarely as bad as they appear during stormy periods and rarely as good as they look under blue skies. I concluded my report with the observation that historically, periods of confusion and despair have been ideal times to put idle cash to work in the market. We think history is now in the process of repeating itself.

In the first half of our fiscal 2001 (ending April 30th), the economy hit the skids faster than anyone anticipated, and corporate earnings came in well below expectations. However, the economic data suggests we are not headed into recession and that corporate earnings are not going to be nearly as bad as expected in the coming quarters. Although we can't be sure that April's stock market rally is a major turning point, we believe the longer-term outlook for equities is reasonably bright.

I also feel compelled to address what we at Fremont Funds believe to be another major investor misperception--that the demise of the dot coms means the Internet is a bust. On-line sales of products and services to the consumer is just a small part of the Internet revolution. The real driving force is the business-to-business (B2B) market, where companies in virtually every industry are using the Internet to cut costs, improve productivity, and service clients/customers more efficiently. Technology companies providing the tools for further developing B2B systems and those companies--new and old economy alike--that use these systems effectively will prosper.

It's been an exciting six months for Fremont Funds. At year-end 2000, we launched the Fremont New Era Value Fund. We also brought in Lend Lease Rosen as a new Sub-Advisor to the Fremont Real Estate Securities Fund. Portfolio Co-Manager Dr. Kenneth Rosen is a pioneer and one of the leading practitioners in the field of real estate securities investing.

Finally, most of you have probably read about California's electric utilities problem. I assure you the lights are on at Fremont Funds and we are working diligently to provide the best investment management and shareholder services available.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
The Fremont Funds

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders                                        2

Schedule of Investments                                                        4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            6

Statement of Operations                                                        7

Statement of Changes in Net Assets                                             8

FINANCIAL HIGHLIGHTS                                                           9

NOTES TO FINANCIAL STATEMENTS                                                 10

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2001, the Fremont U.S. Micro-Cap Fund declined 17.9% compared to the Russell 2000's 1.8% loss.

     Let me begin by pointing out that performance comparisons to our Russell 2000 benchmark were particularly difficult in first half fiscal 2001, because the value stocks in the Russell 2000 universe outperformed growth stocks by a wide margin. To wit, the Russell 2000 Value Index gained 14.6% in this reporting period, whereas the Russell 2000 Growth Index declined 17.3%. When compared to the latter index, the performance of our growth-oriented portfolio was quite competitive.

     Technology was a curse through most of this reporting period and a blessing during the tech stock driven April rally. We began the reporting period with approximately 24% of portfolio assets in the tech sector. We increased our tech exposure to 38% at its close. Blessed with hindsight, we were a bit early. However, we were able to establish new positions and add to existing tech holdings at what we believe will prove to be opportunistic prices. It's worth noting that more than half of the Fund's 11.7% gain in April came from our tech sector investments.

     Technology was not the only trouble spot in this challenging market. Our healthcare, services, and special situation investments also retreated. Only our consumer sector holdings posted a positive return. Despite their superior recent performance, we have been scaling back our consumer stock allocation. Historically consumer oriented companies have been prime beneficiaries of Fed easing. However, we believe large layoffs, high consumer debt, and low savings rates will restrain consumer spending in the year ahead.

     We are encouraged by the strong performance of technology stocks in April, but not sure we're out of the woods just yet. As I write, I've just come back from a technology conference in California where I met with several dozen companies. Most of these companies think business has bottomed or will bottom by the end of the year. However, they are having a very difficult time forecasting revenues and earnings in this unsettled economic environment. We think the inventory bulge that has decimated many tech companies' earnings will be worked off fairly quickly. However, we fear end product demand may remain relatively weak and that earnings will not recover as quickly as may be anticipated. Based on long-term earnings growth prospects, many technology stocks are reasonably valued. However, based on currently depressed earnings, they are still rather rich. We may have to just wait and see whether investors will take the long view or react negatively to weak earnings over the next several quarters.

     In this uncertain economic climate, it is critical to focus on the financial health of smaller growth companies. The capital markets are still basically closed for the season and some very good companies with exceptional business prospects may not make it if they can't access capital. Consequently, our focus is on investment candidates' balance sheets, particularly the debt and cash components.

     At the close of this reporting period, 38% of portfolio assets are in technology, 11% in healthcare, 6% in consumer, and 17% in special situations. Reflecting our reservations about the market, 28% of assets are in cash. We believe this cash will come in handy in the period ahead.

     Rather than talking about just one or two individual securities, let's mention a few of the business niches we believe hold exceptional promise. In the technology sector, selected semiconductor equipment and supplies companies are quite attractive. We believe we are nearing a bottom in the semiconductor cycle, and these stocks usually perform exceptionally well following a turn. We also like some small companies in the optical network components business. As cap-

2  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                     FREMONT U.S. MICRO-CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 4/30/01
--------------------------------------------------------------------------------

ital spending for the build out of short haul communications networks rebounds, these beaten down stocks should recover nicely. In the services sector, we are particularly fond of a small company in the commercial real estate database business. The company has secured market leadership in this growth niche because it did a lot of things right, but also because much of its competition became cash burn casualties as the capital markets shut down.

     In closing, the micro-cap sector has its own unique dynamics. When the market is falling, some investors tend to sell indiscriminately. When the market is rising, investors aggressively seek out the best opportunities among innovative companies. This helps explain the Fund's performance pattern of modest under-performance in falling markets and significant out-performance in rising markets. We believe this performance pattern will continue to translate into superior long-term investment returns.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

[GRAPHIC OMITTED]

Other (6.5%)
Technology (Software) (4.3%)
Capital Goods (4.4%)
Consumer Services (6.0%)
Business Equipment
  & Services (6.6%)
Health Care (11.3%)
Technology (Equipment) (13.9%)
Technology (Components) (19.5%)
Cash (27.5%)

ANNUAL RETURNS

6/30/94-10/31/94*            +3.60%
11/01/94-10/31/95           +38.68%
11/01/95-10/31/96           +41.46%
11/01/96-10/31/97           +28.80%
11/01/97-10/31/98           -23.45%
11/01/98-10/31/99          +110.46%
11/01/99-10/31/00           +46.07%
11/01/00-04/30/01           -17.89%

TOP TEN HOLDINGS

Zygo Corp. .....................    3.9%
Gene Logic, Inc. ...............    3.6%
Microsemi Corp. ................    3.5%
ArthroCare Corp. ...............    2.4%
Anaren Microwave, Inc. .........    2.2%
ASMI International NV ..........    2.1%
ATMI, Inc. .....................    2.0%
Sage, Inc. .....................    1.9%
Championship Auto
   Racing Teams, Inc. ..........    1.8%
Cadiz, Inc. ....................    1.7%
                           TOTAL   25.1%

[GRAPHIC OMITTED]

GROWTH OF $10,0001

Fremont U.S. Micro-Cap Fund        ($50,606)
Russell 2000 Index                 ($22,195)

                AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01
     1 Year        3 Years        5 Years        Since Inception (6/30/94)
     ---------------------------------------------------------------------
     -18.50%       22.65%         20.60%                   26.78%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares      Security Description                                    (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 71.8%

BUSINESS EQUIPMENT & SERVICES 6.6%

   191,300    Boston Communications Group, Inc.*                    $      1,997
   268,800    Bright Horizons Family Solutions, Inc.*                      6,680
   168,000    Corporate Executive Board Co.*                               5,584
   320,600    CoStar Group, Inc.*                                          7,454
   646,700    Datalink Corp.*(a)                                           6,331
   373,600    First Consulting Group, Inc.                                 2,993
   151,500    Infocrossing, Inc.*                                          1,212
   479,300    Spectrum Control, Inc.*                                      3,643
   703,400    Tele Tech Holdings, Inc.*                                    4,797
                                                                    ------------
                                                                          40,691
                                                                    ------------

CAPITAL GOODS 4.4%

   510,300    Aaon, Inc.*(a)                                               9,696
   370,300    Adept Technology, Inc.                                       3,736
   332,100    IMPCO Technologies, Inc.*                                    7,937
   149,000    Oshkosh Truck Corp.*                                         5,808
                                                                    ------------
                                                                          27,177
                                                                    ------------

CONSUMER DURABLES 0.0%

   195,300    Jore Corp.*                                                    215
                                                                    ------------
                                                                             215
                                                                    ------------

CONSUMER NON-DURABLES 0.6%

   204,500    Universal Electronics, Inc.*                                 3,918
                                                                    ------------
                                                                           3,918
                                                                    ------------

CONSUMER SERVICES 6.0%

   439,900    American Classic Voyages Co.*                                4,175
 1,160,600    Cash America International, Inc.*                            9,285
   680,200    Championship Auto Racing Teams, Inc.*                       11,189
 1,117,100    Lojack Corp.*(a)                                             6,367
   614,000    Nucentrix Broadband Networks, Inc.*(a)                       6,140
                                                                    ------------
                                                                          37,156
                                                                    ------------

HEALTH CARE 11.3%

   777,600    ArthroCare Corp.*                                           14,603
   389,200    BioSource International, Inc.*                               2,981
 1,358,000    eBenX, Inc.*(a)                                              5,704
   119,900    Eclipsys Corp.*                                              2,421
 1,113,700    Endocare, Inc.*(a)                                           7,852
   791,100    Fusion Medical Technologies, Inc.*(a)                        4,588
 1,231,900    Gene Logic, Inc.*                                           22,297
   187,100    NeoPharm, Inc.*                                              4,743
   235,900    Novoste Corp.                                                4,796
                                                                    ------------
                                                                          69,985
                                                                    ------------

RAW MATERIALS 0.3%

   347,850    Northern Technologies
                International Corp.*(a)                                    1,948
                                                                    ------------
                                                                           1,948
                                                                    ------------

RETAIL 2.1%

   207,200    Buca, Inc.*                                           $      4,279
   258,900    Electronics Boutique Holdings Corp.*                         6,441
   542,000    Good Guys, Inc.*                                             2,412
                                                                    ------------
                                                                          13,132
                                                                    ------------

SHELTER 1.1%

   531,700    Modtech Holdings, Inc.*                                      6,891
                                                                    ------------
                                                                           6,891
                                                                    ------------

TECHNOLOGY (COMPONENTS) 19.5%

   794,100    Anaren Microwave, Inc.*                                     13,500
   670,700    APA Optics, Inc.*(a)                                         6,305
   463,000    ATMI, Inc.                                                  12,191
   409,900    August Technology Corp.                                      4,386
   372,100    California Amplifier, Inc.*                                  1,302
 1,089,500    California Micro Devices Corp.*(a)                           5,807
   526,400    Genesis Microchip, Inc.                                      6,796
   455,000    Ii Vi, Inc.                                                  7,266
   345,000    Internagnetics General Corp.                                 8,487
   427,400    IXYS Corp.                                                   7,428
   575,700    LightPath Technologies, Inc. (Class A)                       8,089
   555,600    Microsemi Corp.*                                            21,314
   130,700    Opticnet, Inc.                                                  10
 1,327,900    Sage, Inc.*(a)                                              11,486
   312,300    Spectra-Physics Lasers, Inc.*                                5,790
                                                                    ------------
                                                                         120,157
                                                                    ------------

TECHNOLOGY (EQUIPMENT) 13.9%

   525,400    ASMI International, NV                                      13,188
   373,000    BEI Technologies, Inc.                                       9,325
   675,500    COMARCO, Inc.*(a)                                            8,552
   958,100    Micro Component Technology, Inc.*(a)                         3,095
   652,350    Netopia, Inc.*                                               2,166
   312,200    PRI Automation, Inc.*                                        5,966
 1,950,400    Repeater Technologies, Inc.*                                 1,794
   668,100    Rimage Corp.*(a)                                             5,178
   876,900    RIT Technologies Ltd.*(a)                                    4,779
   154,800    Riverstone Networks, Inc.*(a)                                2,200
   515,100    Trikon Technologies, Inc.*                                   5,336
   658,800    Zygo Corp.*                                                 24,178
                                                                    ------------
                                                                          85,757
                                                                    ------------

TECHNOLOGY (SOFTWARE) 4.3%

   414,700    MDSI Mobile Data Solutions, Inc.*(a)                         2,098
   446,000    Novadigm, Inc.*                                              4,282
   436,600    PC-Tel, Inc.*                                                4,156
   621,700    Primus Knowledge Solutions, Inc.*                            2,462
   509,700    Princeton Video Image, Inc.*(a)                              1,886
 1,249,900    Puma Technology, Inc.*                                       4,912
   465,400    Take-Two Interactive Software, Inc.*                         6,488
                                                                    ------------
                                                                          26,284
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

4  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                           Value (000s)
Face Amount   Security Description                                    (Note 1)
--------------------------------------------------------------------------------

UTILITIES 1.7%

 1,093,000    Cadiz, Inc.*                                          $     10,132
                                                                    ------------
                                                                          10,132
                                                                    ------------

TOTAL COMMON STOCKS (Cost $536,057)                                      443,443
                                                                    ------------

SHORT-TERM INVESTMENTS 27.5%

$ 20,000,000  ABB Treasury Center,
                4.600%(b), 05/04/01                                       19,992
  20,000,000  Goldman Sachs Group, LP,
                5.020%(b), 05/04/01                                       19,992
 129,651,888  Repurchase Agreements, State
                Street Bank and Trust Co.,
                4.100%, 05/01/01
                (Maturity Value $129,667)
                (Cost $129,652) Collateral:
                FNMA, 6.875%, 09/15/10;
                FNMA, 6.000%, 02/08/11                                   129,652
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $169,636)                             169,636
                                                                    ------------

TOTAL INVESTMENTS (Cost $705,693), 99.3%                                 613,079
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 0.7%                                    4,264
                                                                    ------------

NET ASSETS, 100.0%                                                  $    617,343
                                                                    ============

*    Non-income producing security.

(a) As of April 30, 2001, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; see Note 2 of "Notes to Financial Statements".

(b)  Represents discount rate or yield to maturity at the date of acquisition.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(All numbers in thousands except net asset value per share)

ASSETS:

     Investments in securities at cost                                $ 576,041
     Repurchase agreements at cost                                      129,652
                                                                      ---------

          TOTAL INVESTMENTS AT COST                                   $ 705,693
                                                                      =========

     Investments in securities at value                               $ 483,427
     Repurchase agreements at value                                     129,652
     Cash                                                                    14
     Dividends and interest receivable                                       15
     Receivable for securities sold                                       4,464
     Receivable from sale of fund shares                                  5,785
                                                                      ---------

          TOTAL ASSETS                                                  623,357
                                                                      ---------
LIABILITIES:

     Payable for securities purchased                                     3,035
     Payable for fund shares redeemed                                     2,360
     Accrued expenses:
          Investment advisory, administrative and distribution fees         619
                                                                      ---------

          TOTAL LIABILITIES                                               6,014
                                                                      ---------

NET ASSETS                                                            $ 617,343
                                                                      =========

Net assets consist of:
     Paid in capital                                                  $ 733,201
     Undistributed net investment loss                                     (643)
     Unrealized depreciation on investments                             (92,614)
     Accumulated net realized loss                                      (22,601)
                                                                      ---------

NET ASSETS                                                            $ 617,343
                                                                      =========

SHARES OF CAPITAL STOCK OUTSTANDING                                      23,826
                                                                      =========

NET ASSET VALUE PER SHARE                                             $   25.91
                                                                      =========

      The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                  Six Months Ended April 30, 2001 (Unaudited)

STATEMENT OF OPERATIONS

(All numbers in thousands)

INVESTMENT INCOME:

     Interest                                                         $   4,431
     Dividends                                                              126
                                                                      ---------

          TOTAL INCOME                                                    4,557
                                                                      ---------

EXPENSES:

     Investment advisory and administrative fees                          5,208
                                                                      ---------
          TOTAL NET EXPENSES                                              5,208
                                                                      ---------
               NET INVESTMENT LOSS                                         (651)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
     Net realized loss from:
          Investments                                                   (18,944)
     Net unrealized depreciation on:
          Investments                                                  (132,380)
                                                                      ---------
          Net realized and unrealized loss from investments            (151,324)
                                                                      ---------

               NET DECREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                      $(151,975)
                                                                      =========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                          FREMONT U.S. MICRO-CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 2001 (Unaudited) and the Year Ended October 31, 2000
(All numbers in thousands)

                                                                       April 30, 2001  October 31, 2000
                                                                       --------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
          Net investment income (loss)                                  $       (651)    $        500
          Net realized gain (loss) from investments                          (18,944)         189,664
          Net unrealized depreciation on investments                        (132,380)         (27,312)
                                                                        ------------     ------------

               Net increase (decrease) in net assets from operations        (151,975)         162,852
                                                                        ------------     ------------
     Distributions to shareholders from:
          Net investment income                                                   --             (492)
          Net realized gains                                                 (65,293)        (128,587)
                                                                        ------------     ------------
               Total distributions to shareholders                           (65,293)        (129,079)
                                                                        ------------     ------------

     From capital share transactions:
          Proceeds from shares sold                                          308,561        1,577,644
          Reinvested dividends                                                63,270          119,451
          Payments for shares redeemed                                      (363,193)      (1,205,398)
                                                                        ------------     ------------

               Net increase in net assets
                 from capital share transactions                               8,638          491,697
                                                                        ------------     ------------

               Net increase (decrease) in net assets                        (208,630)         525,470

Net assets at beginning of period                                            825,973          300,503
                                                                        ------------     ------------
NET ASSETS AT END OF PERIOD                                             $    617,343     $    825,973
                                                                        ============     ============
Undistributed net investment income (loss)                              $       (643)    $          8
                                                                        ============     ============
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                     11,002           36,444
     Reinvested dividends                                                      2,342            3,410
     Redeemed                                                                (13,127)         (26,839)
                                                                        ------------     ------------
          Net increase from capital share transactions                           217           13,015
                                                                        ============     ============

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND


FINANCIAL HIGHLIGHTS                                (Unaudited)                        Year Ended October 31
---------------------------------------------------  Six Months     ------------------------------------------------------------
                                                       Ended
                                                   April 30, 2001     2000         1999         1998         1997         1996
                                                   --------------   --------     --------     --------     --------     --------

SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD             $  34.99      $  28.36     $  16.34     $  22.69     $  19.63     $  14.34
                                                      --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                    (.03)          .02         (.18)        (.25)        (.10)        (.04)
          Net realized and unrealized gain (loss)        (6.10)        13.03        17.94        (4.86)        5.60         5.83
                                                      --------      --------     --------     --------     --------     --------

               Total investment operations               (6.13)        13.05        17.76        (5.11)        5.50         5.79
                                                      --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                        --          (.02)          --           --           --           --
          From net realized gains                        (2.95)        (6.40)       (5.74)       (1.24)       (2.44)        (.50)
                                                      --------      --------     --------     --------     --------     --------

               Total distributions                       (2.95)        (6.42)       (5.74)       (1.24)       (2.44)        (.50)
                                                      --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                   $  25.91      $  34.99     $  28.36     $  16.34     $  22.69     $  19.63
                                                      ========      ========     ========     ========     ========     ========

TOTAL RETURN                                            -17.89%        46.07%      110.46%      -23.45%       28.80%1      41.46%1
     Net assets, end of period (000s omitted)         $617,343      $825,973     $300,503     $120,016     $171,507     $102,481
     Ratio of net expenses to average net assets2         1.60%*        1.57%        1.82%        1.94%        1.88%        1.96%
     Ratio of gross expenses to average net assets2       1.60%*        1.57%        1.82%        1.94%        1.90%        2.22%
     Ratio of net investment income
       (loss) to average net assets                       -.20%*         .06%        -.97%       -1.22%        -.67%        -.51%
     Portfolio turnover rate                               109%          117%         164%         170%         125%          81%

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
2    See Note 2 of "Notes to Financial Statements."
*    Annualized.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2001 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

     The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A.   SECURITY VALUATION

     Investments are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

B.   SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

D.   INCOME TAXES

     No provision for Federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment income or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E.   ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

F.   REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2001, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund,

10  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2001 (Unaudited)

     and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

     AVERAGE DAILY NET ASSETS        ADVISORY FEE
     ------------------------        ------------
     First $30 million                  2.50%
     Next $70 million                   2.00%
     Over $70 million                   1.50%

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as affiliated companies. A summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2001, follows:

                                SHARE                                                                  SHARE
                               BALANCE      AGGREGATE     AGGREGATE       NET                         BALANCE        VALUE
                             OCTOBER 31,    PURCHASE       SALES        REALIZED                     APRIL 30,     APRIL 30,
ISSUER                          2000          COST          COST       GAIN(LOSS)      INCOME          2001          2001
                            -------------------------------------------------------------------------------------------------
Aaon, Inc.                       584,300  $         --  $  1,028,125  $    254,997   $         --       510,300  $  9,695,700
APA Optics, Inc.                      --     5,609,469            --            --             --       670,700     6,304,580
Boston Communications
   Group, Inc.                 1,060,500     4,468,959    15,664,626     7,659,000             --            --*           --*
California Micro Devices
   Corp                        1,089,500            --            --            --             --     1,089,500     5,807,035
Cash America
   International, Inc.         1,275,000        40,670     1,639,121    (1,024,927)            --            --*           --*
COMARCO, Inc.                    644,100       615,400       283,906       168,483             --       675,500     8,551,830
Datalink Corp.                   768,100        21,787     2,686,736     1,714,253             --       646,700     6,331,193
eBenX Inc.                       813,200     2,507,590            --            --             --     1,358,000     5,703,600
Endocare, Inc.                 1,113,700            --            --            --             --     1,113,700     7,851,585
Exigent International,
   Inc                           485,710        30,386     2,412,809      (783,538)            --            --            --
Fusion Medical
   Technologies, Inc.            791,100            --            --            --             --       791,100     4,588,380
LoJack Corp.                   1,098,300       522,976       448,413        39,989             --     1,117,100     6,367,470
MDSI Mobile Data
   Solutions                     421,700            --       171,878       140,379             --       414,700     2,098,382
McNaughton Apparel
   Group, Inc.                   509,200            --     5,290,838     4,782,925             --            --            --
Micro Component
   Technology, Inc.              804,600       476,331            --            --             --       958,100     3,094,663
Modtech Holdings, Inc.         1,033,900            --     5,281,216       (48,311)            --            --*           --*
Northern Technologies
   International Corp.           347,850            --            --            --             --       347,850     1,947,960
Nucentrix Broadband
   Networks, Inc.                651,200     1,608,725     5,456,396    (3,387,959)            --       614,000     6,140,000
Parlex Corp.                     529,000            --    17,876,038   (11,709,982)            --            --            --
Princeton Video Image Inc.       468,500       225,409            --            --             --       509,700     1,885,890
RIT Technologies Ltd.            696,100     1,722,425            --            --             --       876,900     4,779,105
Repeater Technologies            945,400     1,281,979            --            --             --     1,950,400     1,794,368
Rimage Corp.                     415,000     2,386,752            --            --                      668,100     5,177,775
Sage Inc.                         51,300    16,646,924            --            --                    1,327,900    11,486,335
Spectrum Control, Inc.         1,045,000       977,873     8,420,851    (2,636,565)            --            --*           --*
                                                                                     ------------                ------------
                                                                                     $         --                $ 99,605,851
                                                                                     ============                ============

*    Issuer is not an affiliated company at April 30, 2001.

                                                        FREMONT MUTUAL FUNDS  11

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2001 (Unaudited)

     OTHER RELATED PARTIES

     Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2001 were as follows:

                                          PURCHASES         PROCEEDS
                                         ------------     ------------

          Long-term securities:          $233,558,377     $257,688,704

4.   PORTFOLIO CONCENTRATIONS

     Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

     At April 30, 2001, the basis of securities for Federal income tax purposes was $708,848,355 and gross unrealized appreciation and depreciation were as follows:

          Unrealized appreciation         $  68,381,738
          Unrealized depreciation          (164,152,803)
                                          -------------
          Net unrealized depreciation     $ (95,769,065)
                                          =============

6.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $75 million. The Fund did not incur such borrowings during the six months ended April 30, 2001.

12  FREMONT MUTUAL FUNDS

                                    [BLANK]

---------------------------
FREMONT FUNDS
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com
---------------------------

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